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                                                                  Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the registration statement on Form S-8 (No. 333-31524) of HealthGate Data Corp. of our report dated March 29, 2004 relating to the financial statements, which appears in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

Boston, Massachusetts
March 29, 2004